Annual Report to Shareholders




                                 THE NEWBY FUMD



                                  A Series of
                             The World Funds, Inc.
                         a "Series" Investment Company



                      For the Year Ended November 30, 2001

------------------------------------------------------------------------------
                      COMPARISON OF $10,000 INVESTMENT IN
         THE NEWBY FUND VS. THE RUSSELL 3000 INDEX, THE S& p 500 INDEX
                          & THE NASDAQ COMPOSITE INDEX

                THE             NASDAQ          S&P             RUSSELL
                NEWBY           COMPOSITE       500             3000
                FUND            INDEX           INDEX           INDEX
             ---------         ---------       ---------       ---------
1/1/01        $10,000          $10,000          $10,000         $10,000
1/31/01        10,000           10,000           10,000          10,000
2/28/01        11,555            8,710            9,391           9,377
3/31/01         9,150            7,499            8,789           8,759
4/30/01        11,525            8,566            9,464           9,454
5/31/01        13,200            8,543            9,512           9,516
6/30/01        13,030            8,748            9,274           9,333
7/31/01        14,485            8,205            9,174           9,170
8/31/01        16,100            7,308            8,586           8,615
9/30/01        13,485            6,067            7,884           7,847
10/31/01       13,485            6,841            8,027           8,022
11/30/01       13,480            7,814            8,630           8,628

------------------------------------------------------------------------------



                ------------------------------------------------

                Total Return for Period Ended November 30, 2001

                                Since Inception

                                     34.79%

     The total return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                -------------------------------------------------



-------------------------------------------------------------------------------
The S&P 500 Index is a market-value weighted index that tracks 500 companies in leading industries such as transportation, utilities, financial services, cyclicals & consumer products.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and SmallCap stocks.

The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization.
-------------------------------------------------------------------------------

(The comparative indicies are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

NEWBY FUND
STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2001
-------------------------------------------------------------------------------

ASSETS
         Investments at value (identified cost of $153,886 )
                  (Notes 1 & 3)
         Cash                                                        $213,237
         Receivables
            Due from investment advisor (Note 2)             8,711
                                                            -------
                                                                        8,711
         Prepaid expenses                                               1,187
                                                                       -------
                 TOTAL ASSETS                                         223,135
                                                                     =========

LIABILITIES
         Accrued expenses                                               2,566
                                                                       -------

NET ASSETS                                                           $220,569
                                                                     =========

         NET ASSET VALUE, OFFERING AND REDEMPTION
         PRICE PER SHARE ($220,569 / 8,182 shares outstanding)         $26.96
                                                                      ========

         At November 30, 2001 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:
         Paid in capital                                             $162,473
         Accumulated net realized gain on investments                  58,096
         Net unrealized appreciation of investments                       -
                                                                     --------
         Net Assets                                                  $220,569
                                                                     =========


         See Notes to Financial Statements

NEWBY FUND
STATEMENT OF OPERATIONS

PERIOD ENDED NOVEMBER 30, 2001
------------------------------------------------------------------------------

INVESTMENT INCOME
        Interest                                                       $1,728
                                                                       -------

EXPENSES
        Investment advisory fees (Note 2)                     $2,863
        Custody and accounting fees                           14,951
        Recordkeeping and administrative services(Note 2)        459
        Registration fees                                      1,286
        Transfer agent fees (Note 2)                           8,382
        Legal and audit fees                                   7,328
        Miscellaneous                                          7,090
                                                              -------
         Total expenses                                                42,359
        Management fee waiver and reimbursed expenses (Note 2)        (37,777)
                                                                      --------
        Net expenses                                                   4,582
                                                                      --------
        Net investment loss                                           (2,854)
                                                                      --------

REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS:
        Net realized gain on investments                               58,096
        Net increase in unrealized appreciation on investments           -
                                                                       ------
        Net gain on investments                                        58,096
                                                                     --------
        Net increase in net assets resulting from operations          $55,242
                                                                     --------

* Commencement of operation was January 1, 2001.

See Notes to Financial Statements

NEWBY FUND
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
                                                               Period ended
                                                             November 30, 2001*
                                                                (Unaudited)
                                                             ------------------
OPERATIONS
   Net investment loss                                           $(2,854)
   Net realized gain on investments                               58,096
   Change in unrealized appreciation of investments                 -
                                                                ----------
   Net increase in net assets resulting from operations           55,242

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets resulting from
       capital share transactions                              **165,327
                                                               -----------
   Net increase in net assets                                    220,569
   Net assets at beginning of period                                -
                                                               -----------
NET ASSETS at the end of the period                             $220,569
                                                               ===========

* Commencement of operation was January 1, 2001.

** A summary of capital share transactions follows:

                                                          Period ended
                                                       November 30, 2001*
                                                      -------------------
                                                   Shares              Value
                                                  --------          ---------
Shares sold                                        18,554           $479,950
Shares redeemed                                   (10,372)          (314,623)
                                                  --------          ---------
Net increase                                         8,182          $165,327
                                                  --------          ---------

See Notes to Financial Statements

NEWBY FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
------------------------------------------------------------------------------
                                                          Period ended
                                                        November 30, 2001*
                                                        -----------------
Per Share Operating Performance
Net asset value, beginning of period                         $20.00
                                                            --------
Income from investment operations-
   Net investment loss                                        (0.35)
   Net realized and unrealized gain on investments             7.31
                                                            --------
   Total from investment operations                            6.96
                                                            --------
Net asset value, end of period                               $26.96
                                                            ========
Total Return                                                  34.79%
                                                            ========
Ratios/Supplemental Data
  Net assets, end of period (000's)                             $221
Ratio to average net assets (A)
  Expenses                                                     2.00%**
  Net investment loss                                         (1.25%)**
Portfolio turnover rate                                      683.55%

* Commencement of operation was January 1, 2001.
** Annualized


(A) Expense reimbursements reduced the expense ratio and increased net investment income ratio by 16.49% for the for the period ended November 30, 2001.


See Notes to Financial Statements

NEWBY FUND
NOTES TO THE FINANCIAL STATEMENTS

November 30, 2001

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

     The Newby Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in January 2001 as a series of TWF which has allocated to the Fund 50,000,000 of its 750,000,000 shares of $.01 par value common stock.

     The  objective of the Fund is to seek to achieve  capital  appreciation  by
investing  in  a  non-diversified   portfolio  consisting  primarily  of  equity
securities and securities convertible into common stock and warrants.

         The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

     A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. Security Transactions and Income. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     D. Distribution to Shareholders. Distributions from investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses and post-October capital losses.

     E. Use of Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     F. Organizational Expenses. All of the expenses of the Fund incurred in connection with its organization and the public offering of its shares will be assumed and expensed by the Fund.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER

     Pursuant to an Investment Advisory Agreement, the Advisor, Commonwealth Capital Management, LLC, provides investment services for an annual fee of 1.25% of the average daily net assets of the Fund. For the period August 9, 2001 to October 2, 2001, xGENx, LLC provided sub-advisory services to the Advisor in accordance with provisions in the Investment Advisory Agreement. After the Fund has completed one full year of investment operations, the annual fee may be adjusted for performance, measured against the performance of the Russell 3000 Index, with a maximum and minimum annual fee of 2.25% and .25%, respectively, of average daily net assets. The Advisor has agreed to waive its fees and reimburse the fund through January 2002 for expenses in order to limit the operating expenses to 2.00% of average net assets. For the period ended November 30, 2001, the advisor waived fees of $2,863 and reimbursed expenses of $34,914. As of November 30, 2001, the Fund was due $8,711 from the Advisor.

     The Advisor will be entitled to reimbursement of fees waived or remitted by the Advisor to the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or remitted by the Advisor to the Fund during any of the previous five years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of November 30, 2001 was $34,914.

     As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $459 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives an annual fee of 0.20% on the first $50 million average daily net assets of the Fund; and 0.15% on average daily net assets in excess of $50 million.

     Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $8,382 for its services for the period ended November 30, 2001.

         Certain officers and/or directors of the Fund are also officers and/or directors of CCM, LLC, CSS, and FSI.

NOTE 3-INVESTMENTS

     The cost of purchases and the proceeds from sales of securities other than short-term notes aggregated $1,504,489 and $1,562,586, respectively.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of The World Funds, Incorporated Richmond, Virginia

     We have audited the accompanying statement of assets and liabilities as of November 30, 2001 of the Newby Fund, a series of The World Funds, Inc., including the related statement of operations and the statement of changes in net assets and financial highlights for the period January 1, 2001 (commencement of operations) to November 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Newby Fund as of November 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the period January 1, 2001 to November 30, 2001, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
January 25, 2002

Investment Adviser:

        Global Assets Advisors, Inc.
                250 Park Avenue South
                Suite 200
                Winter Park, Florida 32789

Distributor:

        International Assets Advisory Corp.
                250 Park Avenue South
                Suite 200
                Winter Park, Florida 32789

Independent Auditors:

        Tait, Weller and Baker
                Eight Penn Center Plaza
                Suite 800
                Philadelphia, Pennsylvania 19103

Transfer Agent:
For accout information, wire purchase or redemptions, call or write to the Global e Fund's Transfer Agent:

        Fund Services, Inc.
                Post Office Box 26305
                Richmond, Virginia 23260
                (800) 628-4077 Toll Free

More Information:

        For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at
        (800) 527-9525 Toll Free.